UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2012

GenMark Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34753

Delaware	27-2053069
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5964 La Place Court, Suite 100

Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

760-448-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

On August 7, 2012, GenMark Diagnostics, Inc. issued a press release announcing financial results for the quarter ended June 30, 2012 and related information. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1*	Press release dated August 7, 2012.

*	Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenMark Diagnostics, Inc.

Date: August 7, 2012	By:	/s/ Richard Slansky
Richard Slansky
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press release dated August 7, 2012